Investor Presentation August 2022

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the ongoing conflict between Russia and Ukraine; the COVID-19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the price and availability of raw materials; business acquisitions and capital investments; our market competition; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our restructuring activities; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Why Invest in Newpark Resources? 3 Leading Provider of Sustainable Technologies and Services Across the Energy Industry Global presence in large-scale energy markets Proven technologies that offer tangible economic and ESG benefits Reshaping the balance sheet and capital structure to support growth plans Focusing investment on higher growth industrial opportunities to generate consistent cash flow generation Divisions that operate at both ends of the energy transition Demonstrated ability to adapt and grow via successful expansion beyond O&G

Who are Newpark Resources Today? 4 $947 $820 $493 $615 $702 $116 $82 ($7) $39 $45 ($40) $0 $40 $80 $120 $160 $0 $200 $400 $600 $800 $1,000 2018 2019 2020 2021 TTM Q2 2022 EB IT D A (M IL LI O N S) Re ve nu es (M IL LI O N S) CONSOLIDATED REVENUES & ADJUSTED EBITDA** Revenues Adjusted EBITDA $83 $70 $34 $61 $54 $67 $44 ($17) $4 $20 ($25) $25 $75 $125 2018 2019 2020 2021 TTM Q2 2022 SEGMENT ADJUSTED EBITDA CONTRIBUTION** Industrial Solutions Fluids Systems * Source: 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research ** Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation M IL LI O N S 2 Industrial Solutions Preeminent manufacturer and rental fleet provider of composite temporary worksite access solutions with a diversified customer base servicing utilities, renewable energy, oil & gas, construction, pipeline, and general access. Fluids Systems Leading provider of drilling, reservoir, stimulation fluids, and associated services, supported by a suite of innovative digital modeling software; rated #1* in overall performance globally.

Strong Foundations for Value Creation & Growth

PROVEN CREDIBILITY

Recognized industry leader, leveraging decades of experience

TECHNOLOGY FOCUSED

Sustainable **and** economically advantaged technology offerings

SERVICE CULTURE

Newpark Service Advantage recognized by global customer base*

GLOBAL PRESENCE

Established presence in all continents, with primary focus on NAM (~70% of global revenues) and EMEA (~25%)

NEWPARK

* Ranked #1 in customer satisfaction globally, 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research; Ranked #1 in Drilling-Related Services, 2022 EnergyPoint Research survey.

5

Serving Large-Scale, Long-Term End Markets

Multi Billion-Dollar Markets Provide Opportunity for Each Newpark Division to Reach Scale

GLOBAL O&G SUPPLY & DEMAND (SUSTAINABLE DEVELOPMENT SCENARIO)



OIL
mb/d
125
100
75
50
25
0
2010
2015
2020
2025
2030
2035
2040
Supply with no new investment
Supply with investment in existing fields
Demand in SDS
INV GAP
NATURAL GAS
bcm
5000
4000
3000
2000
1000
0
2010
2015
2020
2025
2030
2035
2040
Supply with no new investment
Supply with investment in existing fields
Demand in the SDS
INVESTMENT GAP

GLOBAL ANNUAL ELECTRICAL GRID INVESTMENT



$ BILLIONS
600
500
400
300
200
100
0
2020
2025
2030
2035
2040
2045
2050
Replacements
Network Reinforcements
New Connections

~$12T - $26T Investment in Oil & Gas projected to meet demand in Sustainable Development Scenario over next 30 years

~$14T Investment in global electrical grid to enable "electrification of everything"

NEWPARK

Source: (Left Charts & Data) International Energy Agency Fuel Report, Jan 2020 & Industry Investment Estimates
(Right Charts & Data) Bloomberg NEF & S&P Global Market intelligence, Feb 2021

6

Clear Strategic Focus 7 Prioritize investment into high returning industrial growth markets aligned to energy transition and sustainability tailwinds Leverage strong foundations to expand sustainable technology and service solutions Laser focus on operating cost and balance sheet discipline to fund growth responsibly, balancing growth investments with return of capital to shareholders 1 2 3

Ability to Transition Business in Evolving Markets 8 2018 vs 2022 YTD RELATIVE EBITDA CONTRIBUTION O&G Utilities & Industrial From Origins as US Land Oil & Gas Services Provider Through Evolution by Focusing on Sustainable Technology To Global Sustainable Technology and Services Provider across the Energy Industry U TILITIES G EO TH ERM AL CIR PLASTICS

Proven Commitment to ESG 9 Board of Directors ESG Committee Provides Oversight Industrial Solutions Fluids Systems • Water-based fluids lowers environmental impact, risk to people, and overall carbon footprint • Brine-tolerant chemicals reduces need for fresh water in stimulation • Safety drives everything we do • Committed to the development of local personnel across our operations • Globally adopted Standards of Business Practices clearly define expectations of all employees and contractors • Formalized annual major shareholder outreach campaigns • Regular shareholder listening sessions 400,000+ Trees Saved* 19,900+ Tons CO2 Emissions Saved TTM* 11+ MILLION Miles Saved TTM* 0.50 0.62 0.65 0.52 0.51 0.00 0.20 0.40 0.60 0.80 2017 2018 2019 2020 2021 38% Board Diversity 94% Shareholder approval rate of executive compensationNorth AmericaEurope / Middle East / Africa Asia Pacific / Latin America Environmental Social Governance Total Company TRIR * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Reflects cumulative effect unless otherwise stated.

Prioritizing Investment in High Returning Industrial Growth 10 11% CAGR in Revenues from Utilities & Industrial Markets from 2018 - 2021 * Source: Edison Electric Institute, December 2021 ** Reflects management estimate $64 $61 $60 $66 $71 $82 $86 $83 $85 $81 $43 $45 $39 $27 $43 $48 $58 $66 $51 $59 0 20 40 60 80 100 120 140 160 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 M IL LI O N S TRAILING TWELVE MONTHS R&S Product SalesActual Projected $21 $21 $22 $22 $24 $25 $28 $27 $27 $27 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 BI LL IO N S 2021-2022 Capital Investments directed to expansion within Utilities & Industrial Markets80% REVENUES FROM UTILITY AND OTHER INDUSTRIAL MARKETS 10% Of typical Transmission investment spent on worksite access provides significant scale opportunity US ELECTRICAL TRANSMISSION INVESTMENT*

$37 $28 $0 $10 $20 $30 $40 2019 First Half 2022 Annualized $14 $6 $0 $4 $8 $12 $16 2019 First Half 2022 Annualized INTEREST EXPENSE 3% Average borrowing rate on outstanding debt • Leveraging asset-based lending to drive reductions in borrowing cost • Primary bank facility matures in May 2027 Responsibly Funding Our Transition 11 $439 $344 $244 $211 $0 $200 $400 $600 $800 Q4 '19 Q2 '22 M IL LI O N S Fluids Systems Industrial Solutions 23% Reduction in Net Capital Employed from 2019 levels • U.S. mineral grinding business divestiture expected to drive additional $50m+ reduction in Fluids Systems; will continue to target under-performing units for further improvements 24% Reduction in Corporate Office expense from 2019 levels M IL LI O N S M IL LI O N S • Streamlining cost structure as business evolves CORPORATE OFFICE (excl. depreciation)

Business Segment Revenue Contribution Industrial Solutions Fluids Systems 12 $116 $90 $37 $37 $38 $115 $110 $93 $149 $139 $83 $70 $34 $61 $54 $0 $20 $40 $60 $80 $100 $120 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 TTM Q2 2022 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Utilities & Other Revenue E&P Revenue Adjusted EBITDA* $716 $620 $355 $421 $522$67 $44 ($17) $4 $20 ($20) $0 $20 $40 $60 $80 $100 $0 $125 $250 $375 $500 $625 $750 2018 2019 2020 2021 TTM Q2 2022 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* $118 $59 Rental & Service (R&S) Product Sales $163 $14 NAM EMEA TTM Q2 2022 REVENUES (MIL) $343 $161 $18 NAM EMEA Other TTM Q2 2022 REVENUES (MIL) * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation

FCF Generation and Capital Allocation Philosophy 13 Stabilizing Business Post-COVID & Supply Chain Disruption; Clear Priorities Established $21 $41 $52 ($9) ($31) ($40) ($20) $0 $20 $40 $60 2018 2019 2020 2021 First Half 2022 M IL LI O N S FREE CASH FLOW (FCF)* Net Income adj. for non-cash Items Increase in inventories (COVID recovery and Supply Chain challenges) Other net changes in working capital Capital expenditures, net $19 ($39) ($3) ($8) * Free Cash Flow is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. Working capital reductions accelerated cash flow during COVID slowdown Post COVID buildup of Working Capital PRIORITY 1 Maintain modest leverage (protect our shareholders) PRIORITY 2 Balance deployment of capital to support strategic growth • Capital and inorganic investments • Share repurchases (return value to shareholders)

Why Invest in Newpark Resources? Global presence in large scale energy markets Demonstrated ability to adapt and grow Operate at both ends of the energy transition Proven technologies with economic and ESG benefits Focusing investment on higher growth industrial opportunities Capital structure to support growth plans 14 Leading Provider of Sustainable Technologies and Services Across the Energy Industry

APPENDIX

Consolidated Statements of Operations (unaudited) 16 (In thousands, except per share data) June 30, 2022 March 31, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Revenues 194,144$ 176,438$ 142,249$ 370,582$ 283,421$ Cost of revenues 168,206 150,988 124,106 319,194 244,097 Selling, general and administrative expenses 24,330 24,433 22,980 48,763 43,891 Other operating (income) loss, net (80) 50 (1,590) (30) (1,864) Impairment 7,905 - - 7,905 - Operating income (loss) (6,217) 967 (3,247) (5,250) (2,703) Foreign currency exchange (gain) loss (583) 64 224 (519) (108) Interest expense, net 1,638 1,206 2,164 2,844 4,572 Loss on extinguishment of debt - - - - 790 Loss before income taxes (7,272) (303) (5,635) (7,575) (7,957) Provision (benefit) for income taxes 480 (2,824) 363 (2,344) 3,403 Net income (loss) (7,752)$ 2,521$ (5,998)$ (5,231)$ (11,360)$ Calculation of EPS: Net income (loss) - basic and diluted (7,752)$ 2,521$ (5,998)$ (5,231)$ (11,360)$ Weighted average common shares outstanding - basic 92,657 92,118 91,145 92,389 90,924 Dilutive effect of stock options and restricted stock awards - 1,821 - - - Weighted average common shares outstanding - diluted 92,657 93,939 91,145 92,389 90,924 Net income (loss) per common share - basic: (0.08)$ 0.03$ (0.07)$ (0.06)$ (0.12)$ Net income (loss) per common share - diluted: (0.08)$ 0.03$ (0.07)$ (0.06)$ (0.12)$ Three Months Ended Six Months Ended

Operating Segment Results (unaudited) 17 (In thousands) June 30, 2022 March 31, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Revenues Fluids Systems 145,261$ 141,014$ 97,093$ 286,275$ 184,942$ Industrial Solutions 48,883 35,424 43,287 84,307 92,057 Industrial Blending - - 1,869 - 6,422 Total revenues 194,144$ 176,438$ 142,249$ 370,582$ 283,421$ Operating income (loss) Fluids Systems 425$ 3,374$ (6,531)$ 3,799$ (13,298)$ Industrial Solutions 9,754 6,358 11,298 16,112 24,478 Industrial Blending (1) (8,912) (886) (1,155) (9,798) (1,205) Corporate office (7,484) (7,879) (6,859) (15,363) (12,678) Total operating income (loss) (6,217)$ 967$ (3,247)$ (5,250)$ (2,703)$ Segment operating margin Fluids Systems 0.3% 2.4% -6.7% 1.3% -7.2% Industrial Solutions 20.0% 17.9% 26.1% 19.1% 26.6% Industrial Blending NM NM -61.8% NM -18.8% Six Months Ended (1) Industrial Blending operating loss for the three and six months ended June 30, 2022 includes a $7.9 million non-cash charge for the impairment of the long-lived assets as well as certain exit and other costs related to the ongoing process to sell these assets. Three Months Ended

Consolidated Balance Sheets (unaudited) 18 (In thousands, except share data) June 30, 2022 December 31, 2021 ASSETS Cash and cash equivalents 20,159$ 24,088$ Receivables, net 192,801 194,296 Inventories 190,171 155,341 Prepaid expenses and other current assets 17,800 14,787 Total current assets 420,931 388,512 Property, plant and equipment, net 242,062 260,256 Operating lease assets 25,500 27,569 Goodwill 47,132 47,283 Other intangible assets, net 22,006 24,959 Deferred tax assets 5,403 2,316 Other assets 2,890 1,991 Total assets 765,924$ 752,886$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 22,484$ 19,210$ Accounts payable 94,587 84,585 Accrued liabilities 39,194 46,597 Total current liabilities 156,265 150,392 Long-term debt, less current portion 121,975 95,593 Noncurrent operating lease liabilities 20,488 22,352 Deferred tax liabilities 7,143 11,819 Other noncurrent liabilities 9,302 10,344 Total liabilities 315,173 290,500 1,113 1,093 Paid-in capital 637,293 634,929 Accumulated other comprehensive loss (68,801) (61,480) Retained earnings 18,091 24,345 (136,945) (136,501) Total stockholders’ equity 450,751 462,386 Total liabilities and stockholders' equity 765,924$ 752,886$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,287,933 and 109,330,733 shares issued, respectively) Treasury stock, at cost (17,288,261 and 16,981,147 shares, respectively)

(In thousands) 2022 2021 Cash flows from operating activities: Net income (loss) (5,231)$ (11,360)$ Adjustments to reconcile net loss to net cash provided by (used in) operations: Impairment 7,905 - Depreciation and amortization 20,563 21,493 Stock-based compensation expense 3,198 3,273 Provision for deferred income taxes (6,918) 402 Credit loss expense 447 230 Gain on sale of assets (2,001) (5,358) Loss on extinguishment of debt - 790 Amortization of original issue discount and debt issuance costs 587 2,068 Change in assets and liabilities: Increase in receivables (5,350) (5,594) Increase in inventories (38,660) (209) Increase in other assets (5,196) (2,236) Increase in accounts payable 12,208 21,344 Increase (decrease) in accrued liabilities and other (4,563) 994 Net cash provided by (used in) operating activities (23,011) 25,837 Cash flows from investing activities: Capital expenditures (9,515) (10,477) Proceeds from sale of property, plant and equipment 1,943 9,208 Net cash used in investing activities (7,572) (1,269) Cash flows from financing activities: Borrowings on lines of credit 156,420 97,746 Payments on lines of credit (129,914) (100,469) Purchases of Convertible Notes - (18,107) Proceeds from term loan 3,754 8,258 Debt issuance costs (997) (196) Purchases of treasury stock (2,537) (1,350) Other financing activities 296 808 Net cash provided by (used in) financing activities 27,022 (13,310) Effect of exchange rate changes on cash (1,412) (591) Net increase (decrease) in cash, cash equivalents, and restricted cash (4,973) 10,667 Cash, cash equivalents, and restricted cash at beginning of period 29,489 30,348 Cash, cash equivalents, and restricted cash at end of period 24,516$ 41,015$ Six Months Ended June 30, Consolidated Statements of Cash Flows (unaudited) 19

Non-GAAP Financial Measures (unaudited) 20 Consolidated (In thousands) 2018 2019 2020 2021 2021 2022 Net cash provided by (used in) operating activities (GAAP) 63,403$ 72,286$ 55,791$ (3,013)$ 25,837$ (23,011)$ Capital expenditures (45,141) (44,806) (15,794) (21,793) (10,477) (9,515) Proceeds from sale of property, plant and equipment 2,612 13,734 12,399 15,999 9,208 1,943 Free Cash Flow (non-GAAP) 20,874$ 41,214$ 52,396$ (8,807)$ 24,568$ (30,583)$ Twelve Months Ended Six Months Ended June 30, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of free cash flow:

21 Non-GAAP Financial Measures (unaudited)